SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
American Capital Agency Corp.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
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☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICAN CAPITAL AGENCY CORP.
March 23, 2016
Dear Stockholders,
We are pleased to announce that the Board of Directors of American Capital Agency Corp. (the “Company”) has elected Gary Kain, our President and Chief Investment Officer, to the additional position of Chief Executive Officer and as a member of our Board of Directors, effective March 17, 2016. In addition, the Compensation and Corporate Governance Committee of the Board of Directors has revised its slate of nominees for election to the Board of Directors at the Company’s Annual Meeting of Stockholders on April 19, 2016 (the “Annual Meeting”) to include Mr. Kain. The Board of Directors has also elected Director Alvin Puryear as the Board’s non-executive Chair. In their new positions, Mr. Kain and Dr. Puryear succeed Malon Wilkus, who recently resigned as our Chair and Chief Executive Officer and is no longer standing for re-election to the Board.
We would also like to notify you about a change in the voting instruction for one of the proposals to be considered and voted on at the Annual Meeting. “Proposal 3 - Approval of Amendment to our Amended and Restated Certificate of Incorporation to Provide for Removal of Directors With or Without Cause,” is now considered as a “routine” matter, and thus, brokers, banks or other nominees may vote uninstructed shares.
Because these changes affect the matters to be voted on at the Annual Meeting, we are providing additional information in the enclosed Supplement to Proxy Statement, which was first distributed to stockholders on or about March 11, 2016, and an amended proxy card to enable stockholders to vote on the election of Mr. Kain to a one-year term on our Board. For technical purposes, the election of Mr. Kain as a director is being considered as a separate proposal (Proposal 5). If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Kain to our Board.
The time and place of the Annual Meeting have not changed. The Annual Meeting will be held on Tuesday, April 19, 2016, at 11:00 a.m., Eastern Time, at Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814.
The enclosed Supplement to Proxy Statement should be read in conjunction with the proxy statement and annual report, which we previously provided to our stockholders of record. You are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting if you were a common stockholder of record at the close of business on February 25, 2016. It is important that your shares be voted, whether or not you plan to attend the Annual Meeting, to ensure the presence of a quorum. Therefore, if you have not submitted a proxy card yet or wish to vote on the election of Mr. Kain as a director, please complete, sign, date and return the enclosed amended proxy card in the enclosed postage-paid envelope or vote by Internet. Please note that if you submit a new proxy card it will revoke all prior proxy cards, so it is important to indicate your vote on each proposal on the new proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person for the matters acted on at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.

Dr. Alvin N. Puryear
Chair of the Board of Directors

AMERICAN CAPITAL AGENCY CORP. AMENDED NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2016

DATE AND TIME:	Tuesday, April 19, 2016, at 11:00 a.m., Eastern Time

PLACE:	Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814

ITEMS OF BUSINESS:	1)	To elect the Board of Directors, with each director serving a one-year term and until his or her successor is elected and qualified;
	2)	To consider and vote upon an amendment to the American Capital Agency Corp. Equity Incentive Plan for Independent Directors;
3)
To consider and vote upon an amendment to our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to provide that our stockholders may remove any director from office, with or without cause;

	4)	To consider and vote upon the ratification of the appointment of Ernst & Young LLP to serve as our independent public accountant for the year ending December 31, 2016;
	5)	To vote on the election of Gary Kain to our Board of Directors to serve a one-year term until his successor is elected and qualified; and
	6)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
In addition, there will be a presentation on our business, and stockholders will have an opportunity to ask questions.

The Proxy Statement made available to stockholders on or about March 11, 2016 provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that information with respect to Proposal 5 listed above is set forth in the accompanying Supplement to Proxy Statement.

WHO CAN VOTE:
You are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment of the Annual Meeting if you were a common stockholder of record at the close of business on February 25, 2016.

VOTING:
Your vote is important and we urge you to vote. You may vote in person at the Annual Meeting, or authorize a proxy to vote by telephone, through the internet or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker, bank or other nominee). See Question 5 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the Proxy Statement and the Supplement to Proxy Statement for additional information regarding voting.

MEETING ADMISSION:
If you wish to attend the Annual Meeting in person, we request that you register in advance with our Investor Relations department by following the instructions set forth in response to Question 14 of “Questions and Answers About the 2016 Annual Meeting and Voting” in the Proxy Statement.

DATE OF DISTRIBUTION:
This amended notice, the Supplement to Proxy Statement and the accompanying amended proxy card, are first being sent to our common stockholders on or about March 23, 2016. The original notice, Proxy Statement and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2015, was sent to our common stockholders on or about March 11, 2016.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax
Executive Vice President and Secretary
March 23, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2016
This Supplement to Proxy Statement, the Proxy Statement and our annual report to stockholders, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2015, are available free of charge on the internet at www.AGNC.com/2016proxymaterials.

SUPPLEMENT TO PROXY STATEMENT DATED MARCH 11, 2016
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 19, 2016
This Supplement to Proxy Statement (“Supplement”) supplements and amends the Proxy Statement dated March 11, 2016 (the “Proxy Statement”) of American Capital Agency Corp. (the “Company”), previously furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on April 19, 2016 (the “Annual Meeting”), or any adjournment or postponement thereof. This Supplement, which should be read in conjunction with the Proxy Statement, is first being distributed to stockholders on or about March 23, 2016. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.
THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
The Annual Meeting will be held at Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 11:00 a.m. Eastern Time. The record date for the determination of the holders of common stock who are entitled to notice of and to vote at the Annual Meeting is February 25, 2016, which is the same record date specified in the Proxy Statement.
CHANGE IN VOTING INSTRUCTION ON PROPOSAL 3 - APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR REMOVAL OF DIRECTORS WITH OR WITHOUT CAUSE
As discussed further below, there has been a change in the voting instruction for “Proposal 3- Approval of Amendment to our Amended and Restated Certificate of Incorporation to Provide for Removal of Directors With or Without Cause” to be considered and voted on at the Annual Meeting. Proposal 3 is now considered as a “routine” matter, and thus, brokers, banks or other nominees may vote uninstructed shares.
CHANGE IN CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS
FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING
On March 11, 2016, the Company filed its Proxy Statement with the Securities and Exchange Commission and began mailing the Proxy Statement to stockholders of record. Subsequent to that date, on March 17, 2016, the Company announced that Malon Wilkus resigned as its Chair and Chief Executive Officer. The Company also announced on March 17, 2016 that Gary Kain, its President and Chief Investment Officer, had been elected to the additional position of Chief Executive Officer and to the Company’s Board of Directors and Director Alvin N. Puryear had been elected as the Company’s non-executive Chair. As a result of these management changes, the Compensation and Corporate Governance Committee of the Board of Directors (the “Committee”) has authorized a revised slate of nominees for election to the Board of Directors at the Annual Meeting. As discussed further below, the revised list of candidates nominated by the Committee consists of all of the nominees identified in the Proxy Statement, except that Mr. Wilkus has been replaced as a nominee by Mr. Kain. We are also providing an amended proxy card to enable stockholders to vote on the revised nominees for election as directors, including Mr. Kain.
The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated March 11, 2016, in that the enclosed amended proxy card includes the name of Gary Kain as a director nominee in additional Proposal 5 and does not include Malon Wilkus as a nominee for director in Proposal 1. If you have voted already, we encourage you to resubmit your vote on all five proposals by submitting the amended proxy card enclosed with this Supplement or by submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. However, if you return, or have returned, an original proxy card, your proxy will still remain valid for all of the other proposals and director nominees except Mr. Wilkus because he is no longer standing for re-election to the Board of Directors and Mr. Kain because he is not listed as a nominee on the original proxy card, and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.
The Board of Directors unanimously recommends that you vote FOR all the nominees in Proposals 1 and 5 on the enclosed amended proxy card.

REVISED VOTING INSTRUCTION FOR PROPOSAL 3
The answer to Question 10 in the Proxy Statement below has been revised to reflect that “Proposal 3 - Approval of Amendment to our Amended and Restated Certificate of Incorporation to Provide for Removal of Directors With or Without Cause,” is now considered as a “routine” matter and thus, brokers, banks or other nominees may vote uninstructed shares.

10.	WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
Stockholders of Record—If you are a stockholder of record (see Question 4 above), your shares of common stock will not be voted if you do not provide your proxy unless you vote in person at the Annual Meeting. It is important that you vote your shares.
Street Name Holders—If your shares of common stock are held in street name (see Question 4 above) and you do not provide your signed and dated voting instruction form to your broker, bank or other nominee, your shares may be voted by your broker, bank or other nominee but only under certain circumstances. Specifically, under applicable rules, shares held in the name of your broker, bank or other nominee may be voted by your broker, bank or other nominee on certain “routine” matters if you do not provide voting instructions.
The proposals to be voted on at the Annual Meeting that are considered a “routine” matter for which brokers, banks or other nominees may vote uninstructed shares are the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountant and the approval of the amendment to our Certificate of Incorporation to provide for the removal of directors with or without cause. The other proposals (specifically, the election of director nominees and the approval of an amendment to our Equity Incentive Plan for Independent Directors) are not considered “routine” under applicable rules, so the broker, bank or other nominee cannot vote your shares on these proposals unless you provide to the broker, bank or other nominee voting instructions for these matters. If you do not provide voting instructions on a non-routine matter, your shares of common stock will not be voted on the matter, which is referred to as a “broker non-vote.” It is, therefore, important that you vote your shares.

PROPOSAL 5: ELECTION OF ADDITIONAL DIRECTOR
The Proxy Statement dated March 11, 2016, with respect to the 2016 Annual Meeting, is hereby amended to provide that the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, has nominated Gary Kain to serve as a director until our annual meeting to be held in 2017 and until his successor is elected and qualified as Proposal 5, in addition to the following nominees listed in Proposal 1: Robert M. Couch, Morris A. Davis, Randy E. Dobbs, John R. Erickson, Samuel A. Flax, Larry K. Harvey, Prue B. Larocca and Alvin N. Puryear. Biographical information with respect to all nominees other than Mr. Kain is set forth in the Proxy Statement under the captions “Proposal 1 - Election of Directors—Nominees for Director”. Biographical information with respect to Mr. Kain is set forth below. Mr. Kain’s beneficial ownership of Company stock is set forth under “Ownership of Company Equity Securities” in the Proxy Statement.
The Board recommends a vote FOR Gary Kain.

Gary Kain, 51 - Director since 2016

Professional Experience:
Mr. Kain has served as our Chief Executive Officer since March 2016, as our President since April 2011 and as our Chief Investment Officer since January 2009. He was previously a Senior Vice President from January 2009 to April 2011. He has also served as President of our Manager since April 2011. Mr. Kain has also served as a director and Chief Executive Officer of American Capital Mortgage Investment Corp. (NASDAQ: MTGE) since March 2016 and as President and Chief Investment Officer of MTGE since March 2011 and as the President of its manager, American Capital MTGE Management, LLC, since April 2011. Mr. Kain served as a Senior Vice President and Managing Director of American Capital from January 2009 to July 2009, after which time he became an employee of the parent company of our Manager. While at American Capital, Mr. Kain headed American Capital’s RMBS investment team. Prior to joining American Capital, Mr. Kain served as Senior Vice President of Investments and Capital Markets of Federal Home Loan Mortgage Corporation (“Freddie Mac”) from May 2008 to January 2009. He also served as Senior Vice President of Mortgage Investments & Structuring of Freddie Mac from February 2005 to April 2008, during which time he was responsible for managing all of Freddie Mac’s mortgage investment activities for the company’s $700 billion retained portfolio. From 2001 to 2005, Mr. Kain served as Vice President of Mortgage

Portfolio Strategy at Freddie Mac. From 1995 to 2001, he served as head trader in Freddie Mac’s Securities Sales & Trading Group, where he was responsible for managing all trading decisions including REMIC structuring and underwriting, hedging all mortgage positions, income generation, and risk management. Prior to that, he served as a senior trader, responsible for managing the adjustable-rate mortgage and REMIC sectors.

Director Qualifications:
Mr. Kain’s extensive senior executive experience, his financial expertise and his deep knowledge of our business as our Chief Executive Officer, President and Chief Investment Officer strengthen our Board’s collective qualifications, skills, experience and viewpoints.
CONCLUSION AND RECOMMENDATION; VOTE REQUIRED
As discussed in the Proxy Statement, the election of directors nominated in Proposal 1 and now in Proposal 5 requires the affirmative vote of a majority of the votes cast by holders of our common stock at the Annual Meeting. The affirmative vote of a “majority” of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. In the context of the election of nine directors at the Annual Meeting, it will mean that each of the nine candidates will be required to receive more votes “for” than “against” to be elected. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES.

REVOCABILITY OF PROXIES
Please vote as soon as possible using the amended proxy card enclosed with this Supplement if you would like to change your vote or if you have not voted yet. The amended proxy card differs from the original proxy card previously furnished to you in that the enclosed proxy card includes the name of Gary Kain as a nominee as an additional Proposal 5 and does not include the name of Malon Wilkus as a nominee in Proposal 1. If you have already returned your original proxy card, you do not need to submit the amended proxy card unless you would like to vote on the revised slate of director nominees, including Mr. Kain. If you return, or have returned, an original proxy card, your proxy will remain valid for all of the other proposals and director nominees except Mr. Wilkus because he is no longer standing for re-election to the Board of Directors and Mr. Kain because he is not listed as a nominee on the original proxy card, and will be voted at the Annual Meeting unless revoked. The original proxy and the amended proxy are solicited on behalf of the Board of Directors and revocable at any time prior to the voting of the proxy, by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary, addressed to our principal executive offices at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally at the meeting.

OTHER MATTERS
Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. The Board of Directors does not intend to bring other matters before the Annual Meeting except items incidental to the conduct of the meeting. However, on all other matters properly brought before the meeting, or any postponement or adjournment thereof, by the Board of Directors or others, the persons named as proxies in the accompanying proxy card, or their substitutes, will vote in accordance with their discretion.

American Capital Agency

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 19, 2016.

Vote by Internet

- Go to **www.investorvote.com/agnc**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Amended Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR APPROVED BY THE BOARD OF DIRECTORS.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposals 1 and 5 and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Omitted	☐	☐	☐	02 - John R. Erickson	☐	☐	☐	03 - Samuel A. Flax	☐	☐	☐
04 - Alvin N. Puryear	☐	☐	☐	05 - Robert M. Couch	☐	☐	☐	06 - Morris A. Davis	☐	☐	☐
07 - Randy E. Dobbs	☐	☐	☐	08 - Larry K. Harvey	☐	☐	☐	09 - Prue B. Larocca	☐	☐	☐

The proxies are authorized to vote in their discretion on any matter that may properly come before said meeting or any postponement or adjournment thereof.

B Authorized Signatures — This section must be completed for your vote to be counted — PLEASE SIGN HERE AND RETURN PROMPTLY.

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

American Capital Agency

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Proxy — American Capital Agency Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL AGENCY CORP. TO BE HELD ON APRIL 19, 2016.

The undersigned hereby appoints Samuel A. Flax and John R. Erickson and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Stockholders to be held at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, on Tuesday, April 19, 2016, at 11:00 a.m. Eastern Time, and any postponement or adjournment or thereof.

This proxy is revocable and your shares of common stock will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and FOR the other proposals listed on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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